<u>AMENDMENT NO. 4 TO LICENSE AGREEMENT</u>

This **AMENDMENT NO. 4 TO LICENSE AGREEMENT** ("**Amendment**") is entered into as of September 28, 2021 ("**Amendment 4 Effective Date**")

Between

<u>Ospedale San Raffaele S.r.l.</u>, an Italian company having registered office at via Olgettina No. 60, 20132, Milan, Italy, Fiscal Code 07636600962, duly represented for the purposes hereof by its Chief Executive Officer, Mr. Marco Centenari ("**OSR**")

<u>- on the one side -</u>

And

<u>Genenta Science S.p.A.</u>, an Italian company having registered office at via Olgettina No. 60, 20132, Milan, Italy, Fiscal Code 08738490963, duly represented for the purposes hereof by its Chief Executive Officer, Mr. Pierluigi Paracchi ("**Genenta**")

<u>- on the other side -</u>

(OSR and Genenta shall be, collectively but not jointly, defined as the "**Parties**" and, severally, a "**Party**").

WHEREAS:

(A) OSR and Genenta entered into that certain license agreement dated December 15, 2014, as amended by Amendment No.1 dated March 16, 2017 ("**Amendment No.1**"), Amendment No.2 dated February 1, 2019 ("**Amendment No.2**") and by Amendment No. 3 dated December 23, 2020 ("**Amendment No. 3**"; such agreement, as amended, is hereinafter referred to as "**License Agreement**"), as well as into the Scientific Collaboration Agreement dated December 15, 2014 (such agreement, as amended, the "**Collaboration Agreement**");

(B) With the execution of Amendment No. 2, Genenta exercised the Option in accordance with Section 2.2(c) of the License Agreement with respect to the Glioblastoma Indication.

(C) With the execution of Amendment No. 3, Genenta exercised the Option with respect to an additional Solid Cancer Indication, i.e. solid liver cancer;

(D) The Parties now wish to further amend the License Agreement in relation to the terms and conditions applicable to LC following to the occurred exercise of the Option in relation thereto;

NOW, THEREFORE, also in consideration of the foregoing premises, which form an integral and substantial part of this Amendment, and the mutual covenants herein contained, the **PARTIES HEREBY AGREE AS FOLLOWS.**

Pp

1. **Definitions**. Capitalized terms not defined herein have the meaning set forth in the License Agreement.

2. **LC Option Exercise.** The last two sentences of Section 2.2(c) of the Agreement are hereby replaced with the following:

   Without limiting the foregoing, if Genenta is not able to obtain approval of the Regulatory Authorities to initiate a human clinical trial in any country with respect to solid liver cancer on or before September 30, 2022, then Genenta shall have the right, at no additional cost, to convert the option exercise for the second Solid Cancer Indication to an indication (the "**Alternate Indication**") other than solid liver cancer, upon written notice to OSR, such notice to be delivered to OSR within September 30, 2022 ("**Alternative Indication Notice Period**"), specifying the Alternate Indication that is to replace solid liver cancer ("**Alternate Indication Notice**"). Thereafter the term "LC," as used in this Agreement, shall no longer mean "solid liver cancer" and instead will be defined as the Alternate Indication. For the sake of clarity, in the case in which no Alternate Indication Notice is delivered to OSR within the Alternative Indication Notice Period, LC shall be considered as being confirmed as second Solid Cancer Indication under the terms and conditions of the Agreement and Genenta will be entitled to exercise the Option set forth under this Section 2.2(c) with respect to any other Solid Cancer Indication for the remainder of the Option Period (under the above terms). In all events the Option Period expires on December 23, 2022 and shall not be subject to further extensions."

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IN WITNESS WHEREOF, the Parties have executed this agreement effective as of the Amendment Effective Date.

Ospedale San Raffaele S.r.l.

By: [signature]

Name: Ing. Marco Centenari
Title: Chief Executive Officer

Genenta Science S.p.A.

By: *Pierluigi Paracchi*

Name: Mr. Pierluigi Paracchi
Title: Chief Executive Officer